FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                              -------------------

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         GK INTELLIGENT SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                DELAWARE                            84-1079784
         (State of incorporation                 (I.R.S. Employer
            or organization)                     Identification No.)

                          5555 San Felipe, Suite 625
                             Houston, Texas 77056
                   (Address of principal executive offices,
                              including zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS                        NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                        EACH CLASS IS TO BE REGISTERED
-------------------                        ------------------------------
Common Stock, $.001 par value              American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None
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ITEM 1.  Description of Registrant's Securities to be Registered.

       This information is incorporated by reference from Item 8, "DESCRIPTION OF SECURITIES," of Form 10-SB, file number 0-22057, filed with the Securities and Exchange Commission ("Registration Statement").

ITEM 2.  Exhibits.

       The Charter, Bylaws, and Specimen Security filed as exhibits to the above-referenced Registration Statement are hereby incorporated by reference thereto.

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
                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in Houston, Texas, on this the 13th day of May, 1998

                                        GK INTELLIGENT SYSTEMS, INC.

                                        By: /s/ RODNEY L. NORVILLE
                                            Rodney L. Norville, Vice President


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                                 May 13, 1998